Exhibit 99.1

RASNA THERAPEUTICS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

RASNA THERAPEUTICS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholder

Rasna Therapeutics Limited

London, United Kingdom

We have audited the consolidated balance sheets of Rasna Therapeutics Limited, as of 31 March 2016 and 2015, and the related consolidated statements of comprehensive loss, shareholder’s deficit, and cash flows for the each of the two years in the period ended 31 March 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Rasna Therapeutics Limited as of 31 March 2016 and 2015, and the results of its operations and its cash flows for each of the two years in the period ended 31 March 2016, in accordance with accounting principles generally accepted in the United States of America.

/s/ BDO LLP

BDO LLP

London, United Kingdom

16 August 2016

CONSOLIDATED BALANCE SHEETS

AT 31 MARCH 2016 AND 2015

	31 March	31 March
	2016	2015
	$	$
ASSETS

Current Assets:
Cash and cash equivalents	5,220,440	391,513
Other receivables	15,510	9,762
Related party receivables	10,209	—

TOTAL ASSETS	5,246,159	401,275

LIABILITIES AND SHAREHOLDER’S DEFICIT

Liabilities
Current Liabilities:
Accounts and other payables	318,039	628,781
Related party payables	622,815	720,810
Subscriptions received in advance, net	6,753,754	—

Total Current Liabilities	7,694,608	1,349,591

TOTAL LIABILITIES	7,694,608	1,349,591

Commitment and contingencies (Note 8)	—	—

Shareholder’s deficit:
Common stock (1 ordinary share of £1 issued and outstanding)	2	2
Accumulated deficit	(2,448,451)	(948,318)

Total Shareholder’s deficit	(2,448,449)	(948,316)

TOTAL LIABILITIES AND SHAREHOLDER’S DEFICIT	5,246,159	401,275

The accompanying notes are an integral part of these financial statements

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

	2016	2015
	$	$
Revenue	—	—
Gross profit	—	—

Cost of revenue

Legal and professional fees	(135,176)	(27,400)
Foreign currency exchange gain	3,701	1,984
Research and development expenses	(1,056,644)	(584,261)
General and administrative expenses	(312,014)	(338,641)

Loss from operations	(1,500,133)	(948,318)

Loss before income tax	(1,500,133)	(948,318)

Income tax	—	—

Total comprehensive loss	(1,500,133)	(948,318)

Loss per share (Basic and diluted)	(1,500,133)	(948,318)

The accompanying notes are an integral part of these financial statements

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

	2016	2015
	$	$
Cash flows from operating activities:
Net loss	(1,500,133)	(948,318)
Adjustments to reconcile net loss to net cash generated by operating activities:
Increase in related party receivables	(10,209)	—
Increase in other receivables	(5,748)	(9,762)
(Decrease) / Increase in accounts and other payables	(310,742)	628,781
(Decrease) / Increase in related party payables	(97,995)	720,810

NET CASH (USED IN)/GENERATED BY OPERATING ACTIVITIES	(1,924,827)	391,511

Cash flow from financing activities:

Issuance of share capital	—	2
Subscriptions received in advance, net	6,753,754	—

NET CASH GENERATED BY FINANCING ACTIVITIES	6,753,754	2

NET INCREASE IN CASH AND CASH EQUIVALENTS	4,828,927	391,513
Cash and cash equivalents at beginning of year	391,513	—

CASH AND CASH EQUIVALENTS AT END OF YEAR	5,220,440	391,513

	2016	2015
	$	$
Supplemental Cash Flow Information:

NON CASH FINANCING ACTIVITY:
Expenses paid on behalf of Arna Therapeutics Limited	113,651	1,817,471
Expenses paid on behalf of Tiziana Pharma Limited	10,209	—

The accompanying notes are an integral part of these financial statements

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S DEFICIT

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

	Common	Accumulated	Shareholder’s
	Stock	Deficit	deficit
	$	$	$
Balance as at 1 April 2014	2	—	2
Loss for year	—	(948,318)	(948,318)

Balance as at 31 March 2015	2	(948,318)	(948,316)

Loss for year	—	(1,500,133)	(1,500,133)

Balance as at 31 March 2016	2	(2,448,451)	(2,448,449)

The accompanying notes are an integral part of these financial statements

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

1.                  GENERAL INFORMATION

Rasna Therapeutics Limited (“the Company”) is a private limited company incorporated in England and Wales under the U.K. Companies Act on 10 February 2014 (inception). The address of its registered office is 18 South Street, Mayfair, London, W1K 1DG. The company only has one segment of activity which is  that of is research and development in clinical drugs for the treatment of leukemia

These financial statements are presented in United States dollars (“USD”) which is also the functional currency of the primary economic environment in which the Company operates. Foreign operations are included in accordance with policies set out in note 2 below.

2.                  ACCOUNTING POLICIES

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been applied consistently to all the periods presented unless otherwise stated.

Basis of   preparation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

These financial statements were prepared for purposes of inclusion in a Form 8-K to be filed with the United States Securities and Exchange Commission. These financial statements do not constitute statutory accounts within the meaning of section 434 of Companies Act 2006 in the United Kingdom. The Company has  prepared the statutory financial statements for FY 2015, as permitted by rules and regulations of the Companies Act 2006, which have been filed with the Registrar of Companies in the United Kingdom. The Independent Auditors’ Report of Grant Thornton LLP on the Statutory Financial Statements for FY 2015 was unqualified and did not contain a statement under 498(2) or 498(3) of the Companies Act 2006. The statutory financial statements of the Company for FY 2016 will be prepared in accordance with the Companies Act 2006 and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), including FRS 102 The Financial Reporting Standard applicable in the UK and Ireland and applicable law, for the year ended March 31, 2016, which will be filed with the Registrar of Companies when issued by its directors.

Consolidation

The financial statements consolidate Rasna Therapuetics Limited and its subsidiary Falconridge Holdings Limited in which we own 100% of the voting rights.

Going concern

The directors are currently in the process of restructuring the company by down streaming and combining the business with a number of other entities.

The directors will ensure that the obligations of the company are met prior to the merger and do not believe that the financial statements need to be adjusted.  Additionally, as this is a merger with another entity, the financial statements are not required to be presented under the liquidation basis of accounting in accordance with ASC 205 Presentation of Financial Statements.  See note 8 for additional information on this transaction.

Subscriptions received in advance

During November 2016, the Company entered into a securities purchase agreement with a number of new subscribers of shares in the Company at a price of $0.40 per share price. A total of 19.2 million ordinary shares were subscribed for and paid during December 2015, net of issue costs of $0.9 million. Such common stock had not been issued to subscribers as at March 31, 2016.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting year. We evaluate our estimates on an ongoing basis, including those related to income taxes and contingent liabilities, among others. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on deposit with banks with an original maturity of three months or less.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

Fair Value

The carrying value of our financial instruments, including cash and cash equivalents, related party balances, accounts payable and other liabilities, approximates fair value because of the short-term nature of such financial instruments. We measure certain other assets, including our nonmarketable equity securities, at fair value on a nonrecurring basis when they are deemed to be other-than-temporarily impaired.

Concentration of Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist principally of cash and cash equivalents.

Deposits held with banks, including those held in foreign branches of global banks, may exceed the amount of insurance provided on such deposits. These deposits may be redeemed upon demand and bear minimal risk. We believe that the institutions that hold our instruments are financially sound and are subject to minimal credit risk.

Income Taxes

We account for income taxes using the liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the financial statements or in our tax returns. Deferred taxes are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Changes in deferred tax assets and liabilities are recorded in the provision for income taxes. We assess the likelihood that our deferred tax assets will be recovered from future taxable income and, to the extent we believe, based upon the weight of available evidence, that it is more likely than not that all or a portion of deferred tax assets will not be realized, a valuation allowance is established through a charge to income tax expense. Potential for recovery of deferred tax assets is evaluated by estimating the future taxable profits expected and considering prudent and feasible tax planning strategies.

We account for uncertainty in income taxes recognized in our financial statements by applying a two-step process to determine the amount of tax benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon examination by the taxing authorities, based on the technical merits of the position. If the tax position is deemed more-likely-than-not to be sustained, the tax position is then assessed to determine the amount of benefit to recognize in the financial statements. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. The provision for income taxes includes the effects of any resulting tax reserves, or unrecognized tax benefits, that are considered appropriate.  The Company may, from time to time, be assessed interest or penalties by major tax jurisdictions. In the event the Group receives an assessment of interest and/or penalties, the interest would be classified as interest expense while the penalties would be classified as operating expense.

Earnings per share

Basic earnings per share (“EPS”) is computed based on the weighted average number of shares of common stock outstanding during the year. Diluted EPS is computed based on the weighted average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the year using the treasury stock method. Dilutive potential common shares include outstanding stock options, stock awards, and shared performance stock awards.  There is no difference between basic and diluted EPS for Rasna Therapeutics Limited.

The Basic and Diluted EPS is calculated as follows:

	2016	2015
Loss for the year	(1,500,133)	(948,318)
Number of shares	1	1
EPS (Basic and diluted)	$(1,500,133)	$(948,318)

Foreign Currency

Items included in the financial statements are measured using their functional currency, being the currency of the primary economic environment in which the Company operates. The financial statements are presented in United States dollars (“USD”), which is the Company’s functional and presentational currency.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

Recent Accounting Pronouncements Not Yet Adopted (Continued)

Foreign currency transactions are translated using the rate of exchange applicable at the date of the transaction. Foreign exchange gains and losses resulting from the settlement of such transactions and from the re-translation at the year end of monetary assets and liabilities denominated in foreign currencies are recognised in the statement of comprehensive loss.

Research and development

Expenditure on research and development is charged to the statement of comprehensive loss in the year in which it is incurred with the exception of expenditure incurred in respect of the development of major new products where the outcome of those projects is assessed as being reasonably certain as regards viability and technical feasibility. Such expenditure is capitalised and amortised straight line over the estimated period of sale for each product, commencing in the year that sales of the product are first made. To date, the Company has not capitalized any such expenditures.

Recent Accounting Pronouncements Not Yet Adopted

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements — Going Concern. The guidance in this update applies to all entities and require their management to assess the entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in United States auditing standards. Specifically, the update (1) provides a definition of the term substantial doubt, (2) requires an evaluation every reporting period including interim periods, (3) provides principles for considering the mitigating effect of management’s plans, (4) requires certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) requires an express statement and other disclosures when substantial doubt is not alleviated, and (6) requires an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The update will be effective for the annual period ending after 15 December 2016 and for annual periods and interim periods thereafter. Early application is permitted. The amendments of ASU 2014-15, when adopted, are not expected to have a material impact on our financial statements.  Management is in the process of assessing the impact of this standard

Recent Accounting Pronouncements Not Yet Adopted (Continued)

On 12 June 2015, the FASB issued ASU 2015-10, Technical Corrections and Improvements, which amends a number of topics in the FASB Accounting Standards Codification. The update is a part of an ongoing project on the FASB’s agenda to facilitate Codification updates for non-substantive technical corrections, clarifications, and improvements that are not expected to have a significant effect on accounting practice or create a significant administrative cost to most entities. The ASU will apply to all reporting entities within the scope of the affected accounting guidance. Certain amendments in the update require transition guidance and are effective for all entities for fiscal years, and interim periods within those years, beginning after 15 December 2015. Early adoption is permitted, including adoption in an interim period. Management is in the process of assessing the impact of this standard

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

3.                    TAXATION

The provision for income taxes consist of the following:

	2016	2015
	$	$
Current:
Corporation Tax	—	—

	—	—
Deferred:
Corporation Tax	—	—

	—	—

Deferred tax assets comprise the following:

	2016	2015
	$	$
Deferred tax assets:
Brought forward	189,250	—
Net operating losses	300,028	189,250

Total deferred tax assets	489,278	189,250
Valuation allowance	(489,278)	(189,250)

Total deferred tax assets, net of valuation allowance	—	—

Deferred tax liabilities	—	—

Net deferred tax assets (liabilities)	—	—

The following is a reconciliation of the statutory corporation tax rate to our effective tax rate:

	2016	2015
	$	$
Tax benefit at corporation tax statutory rate 20% at 2016 and 2015	(300,028)	(189,250)
Valuation Allowance	300,028	189,250

Income tax expense	—	—

Net operating losses	1,500,133	948,318

The company is subject to the UK taxing jurisdiction.  The examination period for a particular tax year by HMRC is two years. Accordingly, the periods to 31 March 2016 are available for examination. Tax penalties paid for 2016 and 2015 were $nil.  The losses are available to carry forward indefinitely so long as they are utilised against the same activity.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

4.    OTHER RECEIVABLES

	2016	2015
	$	$
Other receivables	15,510	9,762

None of the amounts above are past due. The directors consider that the carrying amount of other receivables is approximately equal to their fair value.

5.                  ACCOUNTS AND OTHER PAYABLES

	2016	2015
	$	$
Accounts payables	113,038	280,559
Other accruals	205,001	348,222

	318,039	628,781

6.                  RELATED PARTY TRANSACTIONS

During the normal course of its business, the company enters into various transactions with entities that are both business and individuals.  The following is a summary of the related party transactions and balances for the years ended 31 March 2016 and 2015.

Related party receivables are comprised of:

Tiziana Pharma Limited

Tiziana Pharma Limited’s directors, Gabriele Cerrone and Riccardo Dalla Favera, are both also directors of the Company.  As at 31 March 2016 the Company was owed $10,209, which was incurred in respect of expenses paid on behalf of Tiziana Pharma Limited by Rasna Therapeutics Limited.  No amounts were incurred or outstanding during 2015.

Related party payables are comprised of:

Arna Therapeutics Limited

Arna Therapeutics Limited’s directors, Gabriele Cerrone, Jim Mervis and Riccardo Dalla Favera are also directors of the Company.  As at the 31 March 2016 and 2015 the Company owed $607,159 and $720,810, respectively, to Arna Therapeutics Limited.  This represented a bank account held on behalf of Arna Therapeutics Limited; the movement on the account is expenses paid by Rasna Therapeutics Limited.

Riccardo Dalla Favera

Riccardo Dalla Favera is a Director of Rasna Therapeutics Limited. During the years ended 31 March 2016 and 2015 Riccardo Dalla Favera charged the Company for consulting services of $12,500 in each year, which is included in Administrative expense on the statement of comprehensive loss. At 31 March 2016 the Company owed Riccardo Dalla Fevera $12,500 (2015: $Nil).

James Mervis

James Mervis is a Director of Rasna Therapeutics Limited. During the years ended 31 March 2016 and 2015 James Mervis charged the Company $2,197 and $55,067, respectively, for travel expenses and consulting services, which is included in Administrative expense on the statement of comprehensive loss. At 31 March 2016 $3,156 (2015: $Nil) was due to James Mervis.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

6.                  RELATED PARTY TRANSACTIONS (continued)

Other related party transactions:

Gabriele Cerrone

Gabriele Cerrone has a significant indirect ownership and is a director of the Company. In the years ended 31 March 2016 and 2015 he recharged costs and expenses related to travel, hotels and entertaining totalling $47,115 and $46,701, respectively, which is included in administrative expense on the statement of comprehensive loss.

During the period ended 31 March 2015 Gabriele Cerrone charged the Company consulting expenses of $50,000 which is included in Administrative expense on the statement of comprehensive loss.  No amount was incurred in 2016.

No amounts were outstanding at 31 March 2016 and 2015.

7.                            COMMITMENTS AND CONTINGENCIES

There are no commitments or contingencies at 31 March 2016 and 2015.  There are no lease costs within the business.  The reason for this is that most of the work is undertaken via Consultancy and Research agreements.  There will be leased assets within these other operations that are recharged to the company as part of the agreement however these cannot be readily ascertained.

8.                            SUBSEQUENT EVENTS

On 27 April 2016, Rasna Therapeutics Limited entered into a sale agreement with Rasna Therapeutics, Inc., a related party (see note 6), pursuant to which Rasna Therapeutics Limited sold its stake, represented by one share of the issued share capital, in Falconridge Holdings Limited to Rasna Therapeutics, Inc for $1.  This transaction does not impact the Company’s 31 March 2016 financial statements.

During April 2016, the Company entered into an amended and restated securities purchase agreement to replace the existing securities purchase agreement entered into in November 2015 for shares to be issued by the Company, to be replaced with shares issued by Rasna Therapeutics Inc., an entity with common management to the Company. Such shares were issued at the same price of $0.40 per share. At the time of the execution of such agreement, the Company was relieved of its obligation to issue common stock to subscribers of its shares by those subscribers, and the existing liability was replaced with a payable to Rasna Therapeutics Inc.

On 5 May 2016, Rasna Therapeutics Limited entered into a sale agreement with Falconridge Holdings Limited, a related party, pursuant to which Rasna Therapeutics Limited sold its intellectual property to Falconridge Holdings Limited for $236,269.  As at 31 March 2016 and 2015, this intellectual property was not capitalized on the Company’s balance sheets.  This transaction does not impact the Company’s 31 March 2016 financial statements.

ARNA THERAPEUTICS LIMITED

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

ARNA THERAPEUTICS LIMITED

FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Arna Therapeutics Limited

Tortola, British Virgin Islands

We have audited the balance sheets of Arna Therapeutics Limited, as of 31 March 2016 and 2015, and the related statements of comprehensive loss, shareholders’ equity, and cash flows for the each of the two years in the period ended 31 March 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arna Therapeutics Limited as of 31 March 2016 and 2015, and the results of its operations and its cash flows for each of the two years in the period ended 31 March 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to note 9 to the accompanying financial statements, which describes significant transactions and relationships with certain related parties.

/s/ BDO LLP

BDO LLP

London, United Kingdom

16 August 2016

BALANCE SHEETS

AS AT 31 MARCH 2016 AND 31 MARCH 2015

	31 March	31 March
	2016	2015
	$	$

ASSETS

Current assets
Related party receivable	607,159	720,810

Total current assets	607,159	720,810

Intangible assets	1,300,000	1,300,000

Non current assets	1,300,000	1,300,000

TOTAL ASSETS	1,907,159	2,020,810

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES

Current liabilities
Accounts and accrued expenses	78,227	24,448
Related party payables	550,000	200,000

Total current liabilities	628,227	224,448

TOTAL LIABILITIES	628,227	224,448

Commitments and Contingencies (Note 10)	—	—

SHAREHOLDERS’ EQUITY

Common Stock, $0.01 par value; 100,000,000 shares authorised, of which 35,650,289 are issued.	356,503	356,503
Additional paid-in capital	5,746,477	5,685,801
Accumulated deficit	(4,824,048)	(4,245,942)

Total shareholders’ equity	1,278,932	1,796,362

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	1,907,159	2,020,810

The accompanying notes are an integral part of these financial statements

STATEMENTS OF COMPREHENSIVE LOSS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

	2016	2015
	$	$

Revenue	—	—

Cost of revenue	—	—

Gross profit	—	—

Research and development costs undertaken by a related party	—	1,125,000
Consultancy fees third parties	67,500	67,500
Consultancy fees related parties	350,000	350,000
Legal and professional fees	99,930	103,230
Equity-Based Payments to Non-Employees	60,676	117,304
General and administrative expenses	—	5,364

Loss from operations	(578,106)	(1,768,398)

Loss before income tax	(578,106)	(1,768,398)

Income tax expense	—	—

Net loss and total comprehensive loss for the year	(578,106)	(1,768,398)

Loss per share (Basic and Diluted)	$0.016	$0.05

The accompanying notes are an integral part of these financial statements

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

	2016	2015
	$	$

Cash flows from operating activities:
Net loss	(578,106)	(1,768,398)
Adjustments to reconcile net loss to net cash provided by operating activities:
Equity-Based Payments to Non-Employees	60,676	117,304
Changes in operating assets and liabilities:
Decrease in related party receivable	113,651	1,817,471
Increase in accounts and other payables	53,779	113,026
Increase/(Decrease) in related party payables	350,000	(279,403)

NET CASH USED IN OPERATING ACTIVITIES	—	—

Cash flow from investing activities:

NET CASH GENERATED FROM INVESTING ACTIVITIES	—	—

Cash flow from financing activities:

NET CASH GENERATED FROM FINANCING ACTIVITIES	—	—

NET MOVEMENT IN CASH AND CASH EQUIVALENTS	—	—

Cash and cash equivalents at beginning of year	—	—

CASH AND CASH EQUIVALENTS AT END OF YEAR	—	—

Supplemental Cash Flow Information:

	2016	2015
	$	$

NON CASH FINANCING ACTIVITY:
Expenses paid by Rasna Therapeutics Limited on behalf of the Company	113,651	1,817,471

The accompanying notes are an integral part of these financial statements

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

		Additional		Total
	Common	paid in	Accumulated	Shareholders
	stock	capital	Deficit	equity
	$	$	$	$

Balance at 1 April 2014	356,503	5,568,497	(2,477,544)	3,447,456
Loss for year	—	—	(1,768,398)	(1,768,398)
Equity-Based Payments to Non-Employees	—	117,304	—	117,304

Balance as at 31 March 2015	356,503	5,685,801	(4,245,942)	1,796,362

Loss for year	—	—	(578,106)	(578,106)
Equity-Based Payments to Non-Employees	—	60,676	—	60,676

Balance as at 31 March 2016	356,503	5,746,477	(4,824,048)	1,278,932

The accompanying notes are an integral part of these financial statements

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

1.                                      GENERAL INFORMATION

Arna Therapeutics Limited (“the Company” or “Arna”) is a company incorporated in the British Virgin Islands under applicable law and regulation. The address of its registered office is PO Box 3175, Road Town, Tortola, British Virgin Islands. The company was incorporated on 30 September 2013. The company only has one segment of activity which is that of a clinical stage biotechnology company focussed on targeted drugs to treat diseases in oncology and immunology, mainly focussing on the treatment of Leukemia.

These financial statements are presented in United States dollars (“USD”) which is also the functional currency of the primary economic environment in which the Company operates. Foreign operations are included in accordance with policies set out in note 2 below.

2.                       ACCOUNTING POLICIES

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been applied consistently to all the years presented unless otherwise stated.

Basis of preparation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). These financial statements were prepared for purposes of inclusion in a Form 8-K to be filed with the United States Securities and Exchange Commission.

Going concern

The directors are currently in the process of restructuring the company by down streaming and combining the business with a number of other entities.  The directors will ensure that the obligations of the company are met prior to the merger and do not believe that the financial statements need to be adjusted.  Additionally, as this is a merger with another entity, the financial statements are not required to be presented under the liquidation basis of accounting in accordance with ASC 205 Presentation of Financial Statements.  See note 11 for additional information on this transaction.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. We evaluate our estimates on an ongoing basis, including those related to the fair values of stock based awards, income taxes and contingent liabilities, among others. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could differ from those estimates and such differences could be material to our consolidated financial position and results of operations.

Fair Value

The carrying value of our financial instruments, including related party balances, accounts payable and accrued liabilities, approximates fair value because of the short-term nature of such financial instruments.

Concentration of Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist principally of related party receivables.

Intangible assets

Intangible assets are made up solely by in-process research and development, (“IPR&D”).  IPR&D assets represent the fair value assigned to technologies that we acquire, which at the time of acquisition have not reached technological feasibility and have no alternative future use. Intangible assets, such as the acquired in-process research and development costs, are considered to have an indefinite useful life until the completion or abandonment of the associated research and development projects at which time they will be amortized on a straight-line basis over the shorter of their economic or legal useful life.

Management evaluates indefinite life intangible assets for impairment on an annual basis and on an interim basis if events or changes in circumstances between annual impairment tests indicate that the asset might be impaired. The ongoing evaluation for impairment of its indefinite life intangible assets requires significant management estimates and judgment. Management reviews definite life intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no impairment charges during the years ended 31 March 2016 or 31 March 2015.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

Research and development

Expenditure on research and development is charged to the statements of operation and total comprehensive loss in the year in which it is incurred with the exception of expenditure incurred in respect of the development of major new products where the outcome of those projects is assessed as being reasonably certain as regards viability and technical feasibility. Such expenditure is capitalised and amortised straight line over the estimated period of sale for each product, commencing in the year that sales of the product are first made. To date, the Company has not capitalized any such expenditures.

Foreign Currency

Items included in the financial statements are measured using their functional currency, being the currency of the primary economic environment in which the company operates. The financial statements are presented in USD, which is the company’s functional and presentational currency.

Foreign currency transactions are translated using the rate of exchange applicable at the date of the transaction. Foreign exchange gains and losses resulting from the settlement of such transactions and from the re-translation at the year end of monetary assets and liabilities denominated in foreign currencies are recognised in the statements of operations.

Earnings per share

Basic earnings per share (“EPS”) is computed based on the weighted average number of shares of common stock outstanding during the year. Diluted EPS is computed based on the weighted average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the year using the treasury stock method. Dilutive potential common shares include outstanding stock options, stock awards, and shared performance stock awards.

The Basic and diluted EPS is calculated as follows:

	2016	2015
Loss for the year	(578,106)	(1,768,398)

Number of shares	35,650,289	35,650,289

EPS (Basic and diluted)	$(0.016)	$(0.05)

Equity-Based Payments to Non-Employees

We record stock-based compensation awards based on fair value as of the grant date. We use the Black-Scholes-Merton option-pricing model to estimate the fair value of our stock options on the dates of grant.

Given our limited history with employee grants, we use the “simplified” method in estimating the expected term for stock option awards. The “simplified” method, is calculated as the average of the contractual term and the average vesting period. Estimated volatility is based upon the historical volatility of similar entities whose share prices are publicly available, as we did not have sufficient trading history for our common stock. The risk-free interest rate is based on the yield curve of a zero-coupon U.S. Treasury bond on the date the stock option award is granted, with a maturity equal to the expected term of the stock option award. The expected dividend assumption is based on our current expectations about our anticipated dividend policy.

We amortize the fair value of an award expected to vest on a straight-line basis over the requisite service period of the award, which is generally the period from the grant date to the end of the vesting period. For awards with service only conditions and a graded vesting schedule, we elected to recognize costs on a straight-line basis. We use historical data to estimate the number of future forfeitures.

Recent Accounting Pronouncements Not Yet Adopted

On 19 June 2014, the FASB issued ASU 2014-12, Accounting for Share-Based Payments When the Terms of an Award Provide a Performance Target Could Be Achieved after the Requisite Service Period. The update is intended to resolve the diverse accounting treatment of these types of awards in practice. The amendments require that a performance target that affects vesting and that could be achieved after the requisite service period is treated as a performance condition. A reporting entity should apply existing guidance in “Compensation — Stock Compensation (Topic 718)” as it relates to awards with performance conditions that affect vesting to account for such awards. As such, the performance target should not be reflected in estimating the grant-date fair value of the award.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

Recent Accounting Pronouncements Not Yet Adopted (continued)

Compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved, and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The ASU is effective for interim and annual reporting periods that begin after 15 December 2015. Management has determined that the implementation of this pronouncement does not have a material impact to the Company’s net loss, financial position or cash flows. Management is in the process of assessing the impact of this standard.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements — Going Concern. The guidance in this update applies to all entities and require their management to assess the entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in United States auditing standards. Specifically, the update (1) provides a definition of the term substantial doubt, (2) requires an evaluation every reporting period including interim periods, (3) provides principles for considering the mitigating effect of management’s plans, (4) requires certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) requires an express statement and other disclosures when substantial doubt is not alleviated, and (6) requires an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The update will be effective for the annual period ending after 15 December 2016 and for annual periods and interim periods thereafter. Early application is permitted. The amendments of ASU 2014-15, when adopted, are not expected to have a material impact on our financial statements.  Management is in the process of assessing the impact of this standard.

In March 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-09, Compensation- Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting to provide guidance that changes the accounting for certain aspects of share-based payments to employees. The guidance requires the recognition of the income tax effects of awards in the income statement when the awards vest or are settled, thus eliminating additional paid-in capital pools. The guidance also allows for the employer to repurchase more of an employee’s shares for tax withholding purposes without triggering liability accounting. In addition, the guidance allows for a policy election to account for forfeitures as they occur rather than on an estimated basis. We are required to adopt this standard in the first quarter of fiscal 2018, but have early adopted this standard during the fourth quarter of fiscal 2016 as permitted. Management has determined that the implementation of this pronouncement does not have a material impact to the Company’s net loss, financial position or cash flows. Management is in the process of assessing the impact of this standard.

On 12 June 2015, the FASB issued ASU 2015-10, Technical Corrections and Improvements, which amends a number of topics in the FASB Accounting Standards Codification. The update is a part of an ongoing project on the FASB’s agenda to facilitate Codification updates for non-substantive technical corrections, clarifications, and improvements that are not expected to have a significant effect on accounting practice or create a significant administrative cost to most entities. The ASU will apply to all reporting entities within the scope of the affected accounting guidance. Certain amendments in the update require transition guidance and are effective for all entities for fiscal years, and interim periods within those years, beginning after 15 December 2015.  Management is in the process of assessing the impact of this standard.

3.                        TAXATION

Arna Therapeutics Limited is registered in British Virgin Islands, with a standard rate of tax of 0%, and as such has no tax liability in this jurisdiction.  Additionally, there are no material uncertain tax positions in any of the jurisdictions that the Company operates.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

4.                        COMMON STOCK

	2016	2015

Issued, allotted, called up and fully paid:
Number of shares	35,650,289	35,650,289

Ordinary shares at par value of $0.01	$356,503	$356,503

All shares are Ordinary shares and entitled to one vote per share with an equal share of any dividends declared.  On winding up of the company all shares have an equal right to the proceeds of the wind up.

Since Incorporation the following shares were issued, on 22 October 2013, 15,000,000 at $0.01 per share on 23 October 2014, 7,692,308 at $0.13 per share and on 24 January 2014, 12,957,981 at $0.28 per share.

5.                  ADDITIONAL PAID-IN CAPITAL

	2016	2015
	$	$

Opening balance	5,685,801	5,568,497
Stock based compensation	60,676	117,304

	5,746,477	5,685,801

6.                  EQUITY-BASED PAYMENTS TO NON-EMPLOYEES

The company operates share-based payment arrangements to remunerate non-employees in the form of a share option scheme. The exercise price of the option is normally equal to the market price of an ordinary share in the company at the date of grant. The options may be exercised over periods ranging from one to four years from the date of grant and lapse if not exercised by that date.  The options are settled by issuing new shares in the company.

The following table summarises stock option activity:

		Weighted
	Number	Average
	of	Exercise
	Options	Price $
Granted in year to 31 March 2015	1,820,000	0.20

Options outstanding at 31 March 2015	1,820,000	0.20

Options Forfeited	(270,000)	0.20

Options outstanding at 31 March 2016	1,550,000	0.20

Options exercisable, 31 March 2016	775,000	0.20

Options expected to vest, 31 March 2016	—	—

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

6.                  EQUITY-BASED PAYMENTS TO NON-EMPLOYEES (Continued)

The following table summarises information about stock options outstanding and exercisable as of 31 March 2015 and 31 March 2016:

			Weighted	Weighted
		Number	Average	Average
	Range of	of	Exercise	Remaining
	Exercise Price $	Options	Price $	life

2015	0.20	1,820,000	0.20	12 years

2016	0.20	1,550,000	0.20	11 years

The weighted average fair value of the options granted during the prior year was determined using the Black-Scholes option pricing model and was 13 cents per option. The significant inputs to the model were a weighted average share price of 20 cents, exercise price as shown above based on the fact that all outstanding options were issued at an exercise price of $0.20, an expected option life of 1-4 years, expected volatility of 59.62% and a risk-free rate of return of 0.51-1.27%. The volatility is based on analysis of the volatility of the historical share price of Tiziana Life Sciences plc a listed entity similar to Arna. The total share-based payment expense recognised in the statement of comprehensive income in respect of share options granted to non-employees is $60,676 (2015: $117,304).

7.      INTANGIBLE ASSETS

	2016	2015
	$	$
In-process research and development	1,300,000	1,300,000

On 17 December 2013 the Company’s shareholder, Panetta Partners Limited, transferred 5,000,000 of its shares in Arna Therapeutics Limited to Eurema Consulting S.r.l. and 5,000,000 shares in Arna Therapeutics Limited to TES Pharma S.r.l. In exchange for the shares, Panetta Partners Limited obtained intellectual property in the form of IPR&D from TES Pharma S.r.l and Eurema Consulting S.r.l.  Panetta Partners Limited then assigned the IPR&D to Arna Therapeutics Limited, which was accounted for as a capital contribution. The fair value of the shares exchanged for the IPR&D was $0.13 per share; in addition the issue price for shares in October 2013 was $0.13 per share (shares issued post acquisition of the IPR&D were issued at $0.28) and accordingly the Company valued the IPR&D at $1.3 million. The IPR&D is considered to have an indefinite life and there were no impairment charges recognised during the years ended 31 March 2016 or 31 March 2015.

8.                  ACCOUNTS PAYBLE AND ACCRUED EXPENSES

	2016	2015
	$	$
Accounts payable	—	2,114
Accrued expenses	78,227	22,334

	78,227	24,448

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

9.                  RELATED PARTY TRANSACTIONS

During the normal course of its business, the company enters into various transactions with entities that are both business and individuals.  The following is a summary of the related party transactions and balances for the years ended 31 March 2016 and 2015.

	Rasna Therapeutics Limited (1)	Panetta Partners Limited (2)	TES Pharma Srl (3)	Eurema Consulting Srl (4)	Non- Corporate related Parties (5)
	$	$	$	$	$
Balance due from /(to) related parties at 1 April 2014	2,538,281	(125)	—	(25,000)	—

Research and Development provided		—	(1,125,000)	—	—
Consultancy services provided	—	—	—	(100,000)	(263,810)
Payments made	(1,817,471)	125	1,125,000	—	188,810
Balance due from / (to) related parties at 31 March 2015	720,810	—	—	(125,000)	(75,000)

Expenses paid out on Arna’s behalf	(113,651)	—	—	—	—
Consultancy services provided	—	—	—	(100,000)	(250,000)
Balance due from / (to) related parties at 31 March 2016	607,159	—	—	(225,000)	(325,000)

There is no interest charged on the balances with related parties. There are no defined repayment terms and such amounts can be called for payment at any time.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

9.              RELATED PARTY TRANSACTIONS (Continued)

(1)         Rasna Therapeutics Limited

At 31 March 2016, the company was owed $607,159 (2015: $720,810) from Rasna Therapeutics Limited (UK), a company of which Gabriele Cerrone, James Mervis and Riccardo Dalla Favera are also common directors with Arna (see below non-corporate related parties).  The amounts are in respect of two bank accounts which were transferred to Rasna Therapeutics Limited from the company.  In the year ended 31 March 2016, Rasna paid $113,651 of expenses on behalf of Arna (2015: $1,817,471).

(2)         Panetta Partners Limited

Panetta Partners Limited, a shareholder of Arna, is a company in which Gabriele Cerrone has a significant interest and also serves as director. At 31 March 2014 Arna Therapeutics Limited owed Panetta Partners Limited $125 in respect of expenses incurred, in the year to 31 March 2015 these were repaid.  At 31 March 2016 and 2015 there was no balance owed to or from Panetta Partners Limited.

(3)         TES Pharma Srl

TES Pharma Srl, is a company in which Roberto Pellicceri, director of Arna, is the sole shareholder. In the year ended 31 March 2015 TES Phama Srl charged the company $1,125,000 in respect of research fees.  No amount was incurred in the year ended 31 March 2016 and no amount was outstanding at 31 March 2016 and 2015.

(4)         Eurema Consulting S.r.l.

Eurema Consulting S.r.l. is a significant shareholder of Arna Therapeutics Limited. During the year ended 31 March 2016 Eurema Consulting S.r.l. supplied Arna Therapeutics Limited with consulting services amounting to $100,000 (2015 $100,000). At 31 March 2016 Eurema Consulting S.r.l was owed $225,000 (2015: $125,000) by Arna Therapeutics Limited.

(5)         Non-corporate related parties.

Riccardo Dalla Favera

Riccardo Dalla Favera is a Director of Arna Therapeutics Limited. In the year ended 31 March 2016 Riccardo Dalla Favera charged the company $25,000 (2015: $25,000) in respect of consultancy fees.  At 31 March 2016 the balance due to Riccardo Dalla Favera was $43,750 (2015: $18,750).

James Mervis

James Mervis is a Director of Arna Therapeutics Limited. In the year ended 31 March 2016, James Mervis charged the company $25,000 (2015: $38,810) in respect of consultancy fees, travel and reimbursement of professional fees. At 31 March 2016 the balance due to James Mervis was $31,250 (2015: $6,250).

Gabriele Cerrone

Gabriele Cerrone is a Director of Arna Therapeutics Limited. In the year ended 31 March 2016 Gabriele Cerrone charged the company $100,000 (2015: $100,000) in respect of consultancy fees. At 31 March 2016 the balance due to Gabriele Cerrone was $125,000 (2015: $25,000).

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 MARCH 2016 AND 31 MARCH 2015

9.                             RELATED PARTY TRANSACTIONS (Continued)

Roberto Pellicceri

Roberto Pellicceri is a Director of Arna Therapeutics Limited and sole shareholder of TES Pharma Srl. In the year ended 31 March 2016 Roberto Pellicceri charged the company $100,000 (2015: $100,000) in respect of consultancy fees. At 31 March 2016 the balance due to Roberto Pellicceri was $125,000 (2015: $25,000).

10.                      COMMITMENTS AND CONTINGENCES

There are no commitments and contingences at 31 March 2016 and 2015. The reason for this is that most of the work is undertaken via Consultancy and Research agreements.  There will be leased assets within these other operations that are recharged to the company as part of the agreement however these cannot be readily ascertained.

11.                      SUBSEQUENT EVENTS

On 17 May 2016, Arna Therapeutics Limited novated certain standstill agreements between it and its shareholders, TES Pharma Srl and Eurema Consulting Srl, to Rasna Therapeutics, Inc.

In addition, on 17 May 2016, Rasna Therapeutics, Inc. and its subsidiary Falconridge Holdings Limited, a related party, entered into an agreement of merger and plan of reorganization with Arna Therapeutics Limited.  Pursuant to the agreement, Arna Therapeutics Limited was merged into Falconridge Holdings Limited and the shareholders of Arna Therapeutics Limited were issued shares of Rasna Therapeutics, Inc. (credited as fully paid) in exchange for shares of Arna Therapeutics Limited.